SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT – November 8, 2007

(Date of Earliest Event Reported)

COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)

Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant’s telephone number, including area code:  (973) 994-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 8, 2007, Columbia Laboratories, Inc. (the “Company”), issued a press release entitled, “Columbia Laboratories Reports Third Quarter 2007 Financial Results.” A copy of the press release issued by the Company is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

On November 8, 2007, Robert S. Mills, president and chief executive officer, James A. Meer, senior vice president and chief financial officer, and George Creasy, MD, vice president of clinical research, of the Company will host a conference call to discuss financial results of the three- and nine-months period ended September 30, 2007. A copy of the presentation for the call is furnished herewith as Exhibit 99.2.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1	Press Release dated November 8, 2007, entitled “Columbia Laboratories Reports Third Quarter 2007 Financial Results.”
99.2
Presentation by Robert S. Mills, president and chief executive officer, James A. Meer, senior vice president and chief financial officer, and George Creasy, MD, vice president of clinical research, of the Company on November 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 8, 2007

                                COLUMBIA LABORATORIES, INC.

                                By: /S/ James A. Meer
                    James A. Meer
                              Senior Vice President, Chief Financial Officer & Treasurer

                             Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 8, 2007, entitled “Columbia Laboratories Reports Third Quarter 2007 Financial Results.”
99.2
Presentation by Robert S. Mills, president and chief executive officer, James A. Meer, senior vice president and chief financial officer, and George Creasy, MD, vice president of clinical research, of the Company on November 8, 2007.